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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): May 17, 2004

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)

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
                   New York                               0-20539                          16-6036816
----------------------------------------------    -----------------------    ----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification Number)

90 Linden Place, PO Box 30682, Rochester, New York                       14603-0682
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    (Address of Principal Executive Offices)                             (Zip Code)

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        Registrant's Telephone Number Including Area Code: (585) 383-1850







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Item 5.  Other Events and Required FD Disclosure

On April 12, 2004, Pro-Fac announced that subsequent to the issuance of its financial statements for the year ended June 28, 2003, Pro-Fac determined that the equity method of accounting for its investment in Birds Eye Holdings LLC (formerly Agrilink Holdings LLC) had been applied incorrectly and that Pro-Fac would restate its annual financial statements for its fiscal year ended June 28, 2003 and its quarterly financial statements for its fiscal quarter ended September 27, 2003 and for its fiscal quarter ended December 27, 2003. On May 13, 2004, Pro-Fac filed a Form 10-K/A (Amendment No. 1) to amend its Form 10-K for its fiscal year ended June 28, 2003, to include restated annual financial statements for the fiscal year ended June 28, 2003. On May 17, 2004: Pro-Fac filed a Form 10-Q/A (Amendment No. 1) to amend its Form 10-Q for the quarter ended September 27, 2003, to include restated financial statements for the quarterly period ended September 27, 2003; a Form 10-Q/A (Amendment No. 1) to amend its Form 10-Q for the quarter ended December 27, 2003, to include restated financial statements for the quarterly period ended December 27, 2003; and its Report on Form 10-Q for the quarterly period ended March 27, 2004.

Item 12. Results of Operations and Financial Condition

On May 17, 2004, Pro-Fac issued a press release reporting its financial results for the third quarter ended March 27, 2004 and furnished it under cover of its Current Report on Form 8-K as Exhibit 99.1. On May 12, 2004, Pro-Fac filed a Form 12b-25 and indicated in Part IV "Other Information" thereof, that while Pro-Fac did not expect to report a significant change in its results of operations for the quarter ended March 27, 2004 as compared to the comparable period in the prior year, it did expect to report a significant change in its results of operations for the nine months ended March 27, 2004 as compared to the nine months ended March 29, 2003 because during the first seven weeks of fiscal 2003 Pro-Fac was the parent of Birds Eye Foods, Inc., which was consolidated with Pro-Fac for that seven week period. Pro-Fac stated in Part IV "Other Information" of the Form 12b-25 that it expected to report net income of approximately $7.0 million for the nine months ended March 27, 2004 as opposed to net income of $9.1 million for the nine months ended March 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PRO-FAC COOPERATIVE, INC.
                                  (Registrant)


Date: May 18, 2004                  By: /s/ Stephen R. Wright
      ------------                      -----------------------------
                                            STEPHEN R. WRIGHT
                                     General Manager and Secretary
                                   (On Behalf of the Registrant and as
                                       Principal Executive Officer
                                    Principal Financial Officer, and
                                       Principal Accounting Officer)







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                                INDEX TO EXHIBITS

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Exhibit
  No.                    Description
-------                  -----------
 99.1 Press release issued by Pro-Fac Cooperative, Inc. announcing its financial results for the third quarter ended March 27, 2004, is incorporated by reference into this Current Report on Form 8-K from Pro-Fac's Current Report on Form 8-K filed May 17, 2004.


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